                            Fore Seasons Golf, Inc.

                                                           Financial Statements
                             Period November 10, 1995 (Beginning of Operations)
                                                       Through October 31, 1996

                                                        Fore Seasons Golf, Inc.
                                                                       Contents

Independent auditors' report                   3

Financial statements

  Balance sheet                                4

  Statement of loss                            5

  Statement of stockholder's equity            6

  Statement of cash flows                      7

Summary of accounting policies                 8

Notes to financial statements             9 - 11

BDO       BDO Seidman, LLP                 Two Plaza East
          Accountants and Consultants      330 East Kilbourn Avenue, Suite 950
                                           Milwaukee, Wisconsin 53202-3143
                                           Telephone: (414) 272-5900
                                           Fax: (414) 272-1090


Independent Auditors' Report


Fore Seasons Golf, Inc.
Milwaukee, Wisconsin

We have audited the accompanying balance sheet of Fore Seasons Golf, Inc. as of October 31, 1996 and the related statements of loss, stockholder's equity and cash flows for the period November 10, 1995 (beginning of operations) through October 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fore Seasons Golf, Inc. at October 31, 1996, and the results of their operations and cash flows for the period November 10, 1995 (beginning of operations) through October 31, 1996, in conformity with generally accepted accounting principles.



BDO Seidman, LLP
December 13, 1996

October 31,                                                             1996
-----------                                                             ----
Assets

Current assets
 Cash                                                                 $   11,282
                                                                      ----------
Total current assets                                                      11,282
                                                                      ----------


Property and equipment
 Equipment and vehicle                                                    61,941
 Buildings, dome and outdoor ranges                                    1,756,684
 Land                                                                    475,000
                                                                      ----------

                                                                       2,293,625
 Less accumulated depreciation and amortization                           74,555
                                                                      ----------
Net property and equipment                                             2,219,070
                                                                      ----------





Other assets
 Intangible assets, net of accumulated
  amortization of $171                                                    16,246
                                                                      ----------
Total other assets                                                        16,246
                                                                      ----------
                                                                      $2,246,598
                                                                      ==========

                                                        Fore Seasons Golf, Inc.

                                                                  Balance Sheet

October 31,                                                             1996
-----------                                                             ----
Liabilities and Stockholder's Equity

Current liabilities
 Accountants payable - trade                                        $    83,893
 Accrued liabilities (Note 3)                                           151,792
 Deferred revenue                                                        17,766
 Notes payable - related parties (Note 6)                               315,000
 Current maturities of long-term debt (Note 2)                           77,268
                                                                    -----------

Total current liabilities                                               645,719

Long-term liabilities
 Long-term debt, less current maturities (Note 2)                     1,518,362
                                                                    -----------

Total liabilities                                                     2,164,081
                                                                    -----------


Commitments and contingencies (Notes 3 and 4)

Stockholder's equity
 Common stock (Note 4)                                                      100
 Additional paid-in capital                                             429,884
 Deficit                                                               (347,467)
                                                                    -----------


Total stockholder's equity                                               82,517
                                                                    -----------
                                                                    $ 2,246,598
                                                                    ===========


              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                        Fore Seasons Golf, Inc.

                                                              Statement of Loss

Period November 10, 1995
(beginning of operations) through October 31,                           1996
---------------------------------------------                           -----
Operating revenue
 Golf revenue                                                         $ 412,562
 Rental revenue                                                          31,211
 Snack bar sales                                                         37,752
                                                                      ---------
Total operating revenue                                                 481,525

Operating expenses (Note 3)                                             668,521
                                                                      ---------

Loss from operations                                                   (186,996)

Interest expense (net of $3,139 of interest income)                    (129,441)
                                                                      ---------

Net loss                                                              $(316,437)
                                                                      =========

              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                        Fore Seasons Golf, Inc.

                                              Statement of Stockholder's Equity


                                                                                                               Total
                                                                                 Additional                    Stock-
                                                         Common      Common       Paid-in                     holder's
                                                         Shares      Stock        Capital       Deficit        Equity
                                                         ------      -----        -------       -------        ------
Balance, November 9, 1995 (end of development stage)       100        $100       $ 429,884     $    --        $ 429,984

 Net loss for fiscal year 1996                              --          --              --      (316,437)      (316,437)
 Distributions                                              --          --              --       (31,030)       (31,030)
                                                          ----        ----       ---------     ---------      ---------

Balance, October 31, 1996                                  100        $100       $ 429,884     $(347,467)     $  82,517
                                                          ====        ====       =========     =========      =========


              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                        Fore Seasons Golf, Inc.

                                                        Statement of Cash Flows


Period November 10, 1995
(beginning of operations) through October 31,                           1996
---------------------------------------------                           -----
Cash flows from operating activities
 Net loss                                                             $(316,437)
 Adjustments to reconcile net loss to net
  cash provided by operating activities:
   Depreciation and amortization                                         74,726
   Increase (decrease) in liabilities:
    Accounts payable - trade                                             83,893
    Accrued liabilities                                                 151,792
    Deferred revenue                                                     17,766
                                                                      ---------
Net cash provided by operating activities                                11,740
                                                                      ---------
Cash flows from investing activities
 Purchase of property and equipment                                    (522,301)
                                                                      ---------

Cash flows from financing activities
 Proceeds from long-term debt                                           240,808
 Loan fees paid                                                         (16,417)
 Principal payments on long-term debt                                    (9,155)
 Proceeds from related party notes payable                              315,000
 Distributions                                                          (31,030)
                                                                      ---------
Net cash provided by financing activities                               499,206
                                                                      ---------
Net decrease in cash                                                    (11,355)

Cash, November 9, 1995 (end of development stage)                        22,637
                                                                      ---------
Cash, October 31, 1996                                                $  11,282
                                                                      =========
Supplemental disclosures of cash flow information
 Cash paid during the period for:
  Interest                                                            $ 108,574
                                                                      =========



              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                        Fore Seasons Golf, Inc.

                                                 Summary of Accounting Policies


Use of            The preparation of financial statements in conformity
Estimates         with generally accepted accounting principles requires
                  management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
                  Actual results could differ from those estimates.

Cash and Cash     For purposes of the statement of cash flows, the Company
Equivalents       considers all highly liquid debt instruments purchased
                  with a maturity of three months or less to be cash equivalents.

Property and      Property and equipment are stated at cost. Depreciation
Equipment         and amortization are computed using the straight-line
                  method over the estimated useful life of the assets for financial reporting purposes.

Intangible        Intangible assets primarily consist of loan fees charged
Assets            against long-term notes payable. The cost of intangible
                  assets is amortized on a straight-line basis over 20 years, the term of the loan.

Income Taxes      The corporation has elected, and the stockholder has
                  consented, to include his respective share of the 1996 net loss of the corporation in his individual tax returns.

                                                        Fore Seasons Golf, Inc.

                                                  Notes to Financial Statements


1. Nature of      Fore Seasons Golf, Inc. (the "Company") owns and operates an
   Business       indoor golf facility, as well as an outdoor driving range and miniature golf course in southeastern Wisconsin. The Company is a Wisconsin corporation incorporated on November 17, 1994.
                  The Company was a development stage enterprise from incorporation date (inception) to November 9, 1995. Activities through November 9, 1995 were primarily directed toward organizing the Company and construction of the facilities.
                  All expenditures during the development stage, consisting mainly of construction, were capitalized.


2. Long-term      Long-term debt consists of the following:
   Debt

                 October 31,                                           1996
                 -----------                                           ----
                 Notes payable, bank, collateralized by property
                 and equipment, guaranteed by Gerald Brielmaier
                 and Michael and Lisa Brielmaier, prime plus 1%
                 (currently 9.25%), payments of $11,352 per month
                 including interest through March 2006.              $  853,660

                 Note payable, finance corporation, collateralized
                 by property and equipment, 7.917%, payments of
                 $6,327 per month including interest and fees
                 through August 2016.                                   741,970
                                                                     ----------
                                                                      1,595,630
                 Less current maturities                                 77,268
                                                                     ----------
                 Long-term debt                                      $1,518,362
                                                                     ==========

                                                        Fore Seasons Golf, Inc.

                                                  Notes to Financial Statements



2. Long-term     The aggregate maturities of long-term debt maturing in each
   Debt          of the next five years are as follows: 1997 - $77,268;
   (Continued)   1998 - $84,362; 1999 - $85,865; 2000 - $99,980;
                 2001 - $116,587.

3. Subsequent    The Company has entered into an agreement to sell
   Event         substantially all of its assets on or before December 31, 1996.


                 Included in accrued liabilities is a lease termination expense. The Company leases space to a retail golf equipment store.
                 In connection with the sale of assets, the Company has negotiated to terminate this lease for $95,000.

4. Commitments   Leases
   and Contin-
   gencies       The Company leases certain equipment and automobiles under operating leases that expire over the next one to three years. In most cases, management expects that in the normal course of business these leases will be renewed or replaced by other leases. Rent expense under all operating leases approximated $17,838 for the period ending October 31, 1996.

                 The following is a schedule by years of the future minimum lease payments under operating leases that have initial or noncancellable terms in excess of one year, together with the present value of the net minimum lease payments at October 31, 1996:


                 October 31,                                           1996
                 -----------                                           ----
                 1997                                                $21,522
                 1998                                                 19,421
                 1999                                                  6,185
                                                                     -------
                 Total minimum lease payments                        $47,128
                                                                     =======

                                                        Fore Seasons Golf, Inc.

                                                  Notes to Financial Statements

5. Common          Fore Seasons Golf, Inc. has authorized 9,000 shares of common
   Stock           stock at $1 par value and 100 shares issued and outstanding.


6. Notes Payable-  The notes payable - related parties are payable to Michael
   Related Party   Brielmaier and Gerald Brielmaier, due on demand with interest rates from 6.0% to 10.75%. Interest expense on these notes amounted to $11,200.